EXHIBIT 10. 7

February 13, 2015

AMENDMENT NO.1 TO TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO.1 TO TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of February 13, 2015 (the "Effective Date'') between AeroGrow International, Inc., a Nevada corporation (the "Borrower"), and SMG Growing Media, Inc., an Ohio corporation (the "Lender''). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement (defined below).

WHEREAS, the Borrower and the Lender are parties to that certain Term Loan and Security Agreement dated as of July 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

WHEREAS, the Borrower has requested that the Lender agree to amend the Loan Agreement to extend the Maturity Date to April 15,2015, and the Lender has agreed to such extension subject to implementation of the default rate of interest; and

WHEREAS, the Borrower and the Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to enter into this Amendment.

1.              Amendments to the Loan Agreement. Effective as of the date of satisfaction of  the conditions precedent set forth in Section 2 below, the parties hereto agree that the Loan Agreement is hereby amended as follows:

(a)              The definition of "Maturity Date" is hereby amended and restated in its entirety as follows:

"Maturity Date" means April 15, 2015.

(b)              The first sentence of Section 4(a) of the Loan Agreement is hereby amended and restated as follows:

"The unpaid principal balance of the Term Loan shall bear interest at a rate equal to (i) 10% per annum (the "Interest Rate") until February 15, 2015 and (ii) 20% per annum from February 16, 2015 through and including the Interest Payment Trigger Date (reflecting implementation of the default rate of interest under Section 4{b) below)."

2.              Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Lender and (ii) payment and/or reimbursement of the Lender's reasonable out-of-pocket fees and expenses (to the extent invoiced) in connection with this Amendment.

3.              Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)              This Amendment and the Loan Agreement (as modified hereby), as applicable, each constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

(b)              As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4.    Reference to and Effect on the Loan Agreement.

(a)              Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby.

(b)              Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)              Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.              GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF OHIO.

6.              Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.              Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the Effective Date.

AEROGROW INTERNATIONAL, INC.,
as the borrower

By:

Name:

Title:

SMG GROWING MEDIA, INC.,
as the lender

By:

Name:

Title:

Signature Page to Amendment No. 1 to
Term Loan and Security Agreement dated as of July 10, 2014
AeroGrow International, Inc.